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                GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
                             1996 STOCK OPTION PLAN
         [ADOPTED BY THE COMPENSATION COMMITTEE AS OF _________________]
           [ADOPTED BY THE BOARD OF DIRECTORS AS OF _________________]
               [APPROVED BY THE SHAREHOLDERS ON ________________]


          1.   PURPOSE.

               (a) The purpose of the Global One Distribution & Merchandising Inc. 1996 Stock Option Plan (the "1996 Plan") is to strengthen Global One Distribution & Merchandising Inc. (the "Company") and those corporations which are or hereafter become subsidiary corporations of the Company, within the meaning of Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing to participating full-time salaried employees (the "Employees"), full-time salaried employee directors (the "Employee Directors"), directors who are not full-time salaried employees (the "Non-Employee Directors") and consultants ("Consultants") added incentives for high levels of performance and to encourage stock ownership in the Company. The 1996 Plan seeks to accomplish these goals by providing a means whereby such Employees, Employee Directors, Non-Employee Directors and Consultants of the Company and its subsidiaries may be given an opportunity to purchase by way of option common stock of the Company.

               (b) The Company, by means of the 1996 Plan, seeks to secure and retain the services of such Employees, Employee Directors, Non-Employee Directors and Consultants of the Company or any of its subsidiaries and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries.

               (c) The Company intends that the options issued under the 1996 Plan shall, in the discretion of the committee responsible for administration of the 1996 Plan, be either incentive stock options as that term is used in Section 422 of the Code or any successor thereto ("incentive stock options"), or options which do not qualify as incentive stock options ("non-qualified stock options"). All options shall be separately designated as incentive stock options or non-qualified stock options at the time of grant, and a separate certificate or certificates shall be issued for shares purchased on the exercise of each type of option.

          2.   ADMINISTRATION.

               (a) The 1996 Plan has been adopted and shall be administered by a compensation committee ("Committee"), composed of not fewer than two (2) members of the Board of Directors (the "Board"). All members of the Committee must be "outside directors" within the meaning of Section 162(m) of the Code. Members of the Committee shall serve at the

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pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee. In the event the Company registers or has registered any class of equity security pursuant to Section 12 of the 1934 Act, from the effective date of such registration until six months after termination of such registration, all of the members of the Committee also shall be "disinterested persons" as provided in Rule 16b-3(c)(2)(i) promulgated pursuant to the 1934 Act.

               (b) The Committee shall have the power, in connection with the administration of the 1996 Plan, subject to and within the limitations of the express provisions of the 1996 Plan:

                    (i) To determine from time to time which of the persons eligible under the 1996 Plan shall be granted an option; when and how the option shall be granted; whether the option will be an incentive stock option or a non-qualified stock option; the provisions of each option granted (which need not be identical), including, without limitation, the time or times during the term of each option within which all or portions of such option may be exercised; the duration of and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the 1996 Plan; and the number of shares for which an option shall be granted to each such person;

                    (ii) To determine any conditions or restrictions imposed on stock acquired pursuant to the exercise of an option (including, but not limited to, repurchase rights, forfeiture restrictions and restrictions on transferability);

                    (iii) To construe and interpret the 1996 Plan and the options granted under it, to construe and interpret any conditions or restrictions imposed on stock acquired pursuant to the exercise of an option, to define the terms used herein, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the 1996 Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the 1996 Plan fully effective;

                    (iv) To cancel, at any time and from time to time, with the consent of the affected optionee or optionees, any or all outstanding options granted under the 1996 Plan and the grant and substitution therefor of new options under the 1996 Plan (subject to limitations hereof) covering the same or different number of shares of stock at an option price per share in all events not less than the fair market value on the new grant date; and

                    (v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company.

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               (c)  The Committee shall comply with the provisions of Rule
16b-3, promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act") as in effect from time to time, to the extent applicable to the 1996 Plan.

               (d) Any action of the Committee with respect to administration of the 1996 Plan shall be taken pursuant to a majority vote or to the unanimous written consent of its members.

               (e) The determinations of the Committee on matters referred to in this paragraph 2 shall be final and conclusive.

               (f) Notwithstanding any other provision herein, the Board may at any time abolish the Committee and administer the 1996 Plan itself.

          3. SHARES SUBJECT TO THE 1996 PLAN. Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be offered pursuant to options granted under the 1996 Plan shall not exceed the aggregate of 1,949,121 shares of the Company's common stock. With respect to each calendar year beginning after January 1, 1996, this amount shall be increased by one percent (1%) of the total issued and outstanding shares of the Common Stock as of the first day of that year. If any option granted under the 1996 Plan shall for any reason expire, be canceled or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the 1996 Plan.

          4.   ELIGIBILITY.

               (a) All Employees and Employee Directors of the Company or its subsidiaries shall be eligible to receive incentive stock options. Non-Employee Directors and Consultants of the Company or its subsidiaries shall not be eligible to receive incentive stock options.

               (b) All Employees, Employee Directors, Non-Employee Directors and Consultants of the Company or its subsidiaries shall be eligible to receive non-qualified stock options.

               (c) The Company may issue incentive stock options provided that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed One Hundred Thousand Dollars ($100,000). Should it be determined that any incentive stock option granted pursuant to the 1996 Plan exceeds such maximum, such incentive stock option shall be considered to be a non-qualified option and not to qualify for treatment as

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an incentive stock option under Section 422 of the Code to the extent, but only to the extent, of such excess.

               (d) Notwithstanding anything to the contrary contained in this Plan, no person may be granted an option under this Plan if such person at the time of grant holds options to purchase more than 10% of the outstanding shares of common stock of the Company. In addition, no person may be granted (in any calendar year) options to purchase more than 1,949,121 shares of common stock, subject to adjustment pursuant to Paragraph 9.

          5. OPTION PROVISIONS. Each option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

               (a) Each option granted and all rights or obligations thereunder by its terms shall expire on such date as the Committee may determine as set forth in such stock option agreement, but not later than ten
(10) years from the date the option was granted and shall be subject to earlier termination as provided elsewhere in the 1996 Plan. Notwithstanding the foregoing, any incentive stock option granted to an optionee who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its affiliates shall expire not later than five (5) years from the date of grant. For purposes of the 1996 Plan, the date of grant of an option shall be the date on which the Committee takes final action approving the award of the option, notwithstanding the date the optionee accepts the option, the date of execution of the option agreement, or any other date with respect to such option.

               (b) The exercise price of each option shall be determined by the Committee and shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted; provided, however, that the purchase price of common stock subject to an incentive stock option may not be less than one hundred ten percent (110%) of such fair market value where the optionee owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. The fair market value of such stock shall be determined by the Committee in accordance with any reasonable valuation method, including the valuation method described in Treasury Regulation
Section 20.2031-2.

               (c) The purchase price of stock acquired pursuant to an option shall be paid at the time the option is exercised in cash, check payable to the order of the Company or shares of common stock of the Company with a fair market value equal to the option price for the shares being purchased. If other than the optionee, the person or persons exercising the option

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shall be required to furnish the Company appropriate documentation that such person or persons have the full legal right and power to exercise the option on behalf of and for the optionee.

               (d) An option by its terms may only be transferred by will or by the laws of descent and distribution upon the death of the optionee or by a qualified domestic relations order, shall not be transferable during the optionee's lifetime, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

               (e) Subject to subparagraph 5(f) and except as provided in paragraph 10, each option shall be exercisable in such installments, which need not be equal, and upon such contingencies as the Committee shall determine. In addition, the Committee shall have the power to accelerate the time (other than, except as provided in paragraph 10, the expiration date) during which an option may be exercised, notwithstanding the provisions in the option stating the time during which it may be exercised.

               (f) From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 5(f) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

               (g) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option, to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The requirement of providing written assurances, and any assurances given pursuant to the requirement, shall be inoperative if (i) the shares to be issued upon the exercise of the option have been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a determination is made by counsel for the Company that such written assurances are not required in the circumstances under the then applicable federal or state securities laws.

               (h) If an Employee or Employee Director optionee ceases to be employed by the Company or its subsidiaries or a Non-Employee Director or Consultant optionee ceases to serve as a director or consultant of the Company or its subsidiaries, then such optionee's option shall terminate three (3) months thereafter, and during such three month period, such option shall be exercisable only as to those shares with respect to which installments, if any, had accrued as of the date on which the optionee ceased to be employed by the Company or its

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subsidiaries or ceased to serve as a director or consultant of the Company or its subsidiaries, unless:

                    (i) Such termination or cessation of service is due to such person's permanent and total disability, within the meaning of Section 22(e)(3) of the Code, in which case such person's stock option may be exercised at any time within a period of not less than six (6) months nor more than one (1) year following such termination of employment or cessation of service as a director or consultant and provided further that if such optionee dies during such specified period following such termination of employment or cessation of service, then the stock option agreement may, but need not, provide that such option may be exercised at any specified time up to one (1) year following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution, but only to the extent that the optionee was entitled to exercise said option immediately prior to the termination of the optionee's employment or cessation of service as a director or consultant;

                    (ii) The optionee dies while in the employ of the Company or its subsidiaries or while serving as a director or consultant, in which case options may be exercised at any time within a period of one (1) year following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution, but only to the extent that the optionee was entitled to exercise said option immediately prior to the termination of optionee's employment or cessation of service; and, provided further that if an optionee dies within not more than three (3) months after termination of such employment or cessation of service, then such person's option may, but need not, provide that it may be exercised at any time within one (1) year following the death of the optionee as provided herein;

                    (iii) The option by its terms specifies that it shall terminate sooner than three (3) months (but not less than thirty (30) days) after termination of the optionee's employment or cessation of the optionee's directorship or consulting agreement;

                    (iv) The Employee or Employee Director optionee's employment, or the Consultant optionee's consulting agreement, is terminated for cause, whereupon the option terminates immediately unless such termination is waived by the Committee. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties, or conviction of illegal activity in connection therewith, conviction for a felony, or any significant conduct detrimental to the interests of the Company or any of its subsidiaries, and the determination of the Committee with respect thereto shall be final and conclusive; or

                    (v) The Employee Director or Non-Employee Director optionee is removed from the Board for cause, whereupon the option terminates immediately on the date of such removal unless such termination is waived by the Committee. Removal for cause shall

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include removal of a director who has been declared of unsound mind by an order of court or convicted of a felony.

               This subparagraph 5(h) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment or service as director or consultant.

               (i) Options may be exercised by ten (10) days' written notice delivered to the Company stating the number of shares with respect to which the option is being exercised together with payment for such shares. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number of shares which may be purchased under the option.

               (j) Any option granted hereunder shall provide as determined by the Committee for appropriate arrangements for the satisfaction by the Company or its subsidiaries and the optionee of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the option or the later disposition of the shares of stock thereby acquired. Such arrangements shall include, without limitation, the right of the Company or any subsidiary thereof to deduct or withhold in the form of cash or, if permitted by law, shares of stock from any transfer or payment to an optionee or, if permitted by law, to receive transfers of shares of stock or other property from the optionee, in such amount or amounts deemed required or appropriate by the Committee in its discretion. Any shares of stock issued pursuant to the exercise of an option and transferred by the optionee to the Company for purposes of satisfying any withholding obligation shall not again be available for purposes of the 1996 Plan.

          6.   COVENANTS OF THE COMPANY.

               (a) During the terms of the options granted under the 1996 Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

               (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the 1996 Plan or the Company such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the 1996 Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the 1996 Plan, any option granted under the 1996 Plan or any stock issued or issuable pursuant to any such option or grant. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems

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necessary for the lawful issuance and sale of stock under the 1996 Plan, the
Company shall be relieved from any liability for failure to issue and sell stock upon grant or upon exercise of such options unless and until such authority is obtained.

               (c) The Company shall indemnify and hold harmless the members of the Committee in any action brought against any member in connection with the administration of the 1996 Plan to the maximum extent permitted by then applicable law.

          7. USE OF PROCEEDS FROM STOCK. Proceeds from the sale of stock pursuant to options granted under the 1996 Plan shall constitute general funds of the Company.

          8.   MISCELLANEOUS.

               (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

               (b) Nothing contained in the 1996 Plan, or in any option granted pursuant to the 1996 Plan, shall obligate the Company or any of its subsidiaries to employ any employee for any period or interfere in any way with the right of the Company or any of its subsidiaries to reduce the compensation of any employee.

          9. ADJUSTMENTS UPON CHANGES IN STOCK. If the outstanding shares of the stock of the Company are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Company, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share subject to the option. Adjustments under this section shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under the 1996 Plan on account of any such adjustment.

          10. TERMINATING EVENT. Not less than thirty (30) days prior to the dissolution or liquidation of the Company, or a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving or resulting

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corporation, or a sale of substantially all the assets of the Company to another person, or a reverse merger in which the Company is the surviving corporation but the shares of the Company's stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, or in the event of any other capital reorganization or in which shares of stock of the Company possessing more than fifty percent (50%) of the voting power of the Company are exchanged (a "Terminating Event"), the Committee shall notify each optionee of the pendency of the Terminating Event. Upon delivery of said notice, any option granted prior to the Terminating Event shall be, notwithstanding the provisions of paragraph 5 hereof, exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the 1996 Plan. Upon the date thirty (30) days after delivery of said notice, any option or portion thereof not exercised shall terminate, and upon the effective date of the Terminating Event, the 1996 Plan shall terminate, unless provision is made in connection with the Terminating Event for assumption of options theretofore granted, or substitution for such options of new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the option of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices. Formation of a holding company for the Company in which the shareholders of the holding company after its formation are substantially the same as for the Company prior to the holding company formation shall not be a Terminating Event.

          11.  AMENDMENT OF THE 1996 PLAN.

               (a) The Committee at any time, and from time to time, may amend the 1996 Plan; PROVIDED, HOWEVER, that the provisions of Paragraph 14 shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder. Except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless within twelve (12) months before or after the adoption of the amendment, by the vote of a majority of the shares of the Company represented and voting at a shareholders meeting or by the written consent of a majority of the outstanding shares of the Company where the amendment will:

                    (i) Increase the number of shares reserved for options under the 1996 Plan;

                    (ii) Materially modify the requirements as to eligibility for participation in the 1996 Plan; or

                    (iii) Materially increase the benefits accruing to participants under the 1996 Plan.

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               (b)  Rights and obligations under any option granted pursuant to the 1996 Plan shall not be altered or impaired by amendment of the 1996 Plan, except with the consent of the person to whom the stock or option was granted.

          12.  TERMINATION OR SUSPENSION OF THE 1996 PLAN.

               (a) The Committee may suspend or terminate the 1996 Plan at any time. Unless sooner terminated, the 1996 Plan shall terminate ten years from the effective date of the 1996 Plan. No options may be granted under the 1996 Plan while the 1996 Plan is suspended or after it is terminated.

               (b) Rights and obligations under any option granted pursuant to the 1996 Plan while the 1996 Plan is in effect shall not be altered or impaired by suspension or termination of the 1996 Plan.

          13. EFFECTIVE DATE OF PLAN. The 1996 Plan shall become effective as of ____________, 1996, subject to approval within twelve (12) months after ___________, 1996 by the vote of a majority of the shares of the Company represented and voting at a shareholders meeting.

          14.  OPTIONS TO NON-EMPLOYEE DIRECTORS.

          Each person who is a Non-Employee Director of the Company on the effective date of the 1996 Plan (an "Original Non-Employee Director") shall receive non-qualified stock options as set forth in this Paragraph 14 without the requirement of any action by the Committee. However, Original Non-Employee Directors shall only participate in the 1996 Plan to the extent specified in this Paragraph 14. The grant of options to Original Non-Employee Directors pursuant to this Paragraph 14 shall not affect any option granted to such person prior to the effective date of the 1996 Plan pursuant to any other stock option plan of the Company. In addition, persons who are not Original Non-Employee Directors but who thereafter become Non-Employee Directors shall not be affected by this Paragraph 14.

               (a) Each person who is an Original Non-Employee Director shall automatically receive, as of that date (the "Original Grant Date"), non-qualified options to acquire 5,000 shares of stock of the Company, subject to adjustment as provided in Paragraph 9 hereof.

               (b) On each anniversary of the Original Grant Date, each person who is an Original Non-Employee Director shall automatically receive non-qualified stock options to acquire 5,000 shares of stock of the Company, subject to adjustment as provided in Paragraph 9 hereof.

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               (c)  Each non-qualified stock option granted under
subparagraphs 14(a) and (b) shall become exercisable in full immediately as of the date of grant.

               (d) Subject to earlier termination as provided elsewhere in the 1996 Plan and subject to subparagraph 5(a), each option granted to an Original Non-Employee Director and all rights and obligations thereunder by its terms shall expire ten (10) years from the date the option was granted.

               (e) The exercise price of the non-qualified stock options granted pursuant to subparagraphs 14(a) and (b) shall be one hundred percent (100%) of the fair market value of the common stock of the Company on the date of grant.

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                  GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
                             INCENTIVE STOCK OPTION


_________________________, Optionee:

     GLOBAL ONE DISTRIBUTION & MERCHANDISING INC. (the "Company"), pursuant to its 1996 Stock Option Plan (the "1996 Plan") has this day granted to you, the Optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Capitalized terms not defined herein shall have the meanings assigned to them in the 1996 Plan.

     The details of your option are as follows:

     1. The total number of shares subject to this option is ____________________ (_____). Subject to the foregoing and the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows:

         Number of Shares                    Date of Earliest
          (Installment)                     Exercise (Vesting)
         ----------------                   ------------------




     2.   (a)  The exercise price of this option is _______________
($_____) per share, which is not less than the Fair Market Value of the Common Stock on the date of the grant of this option, except that if you own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, then such exercise price is not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant of this option.

          (b) The exercise price per share shall be paid upon exercise of all or any part of each installment which has become exercisable by you at the time the option is exercised (i) in cash, (ii) in Common Stock valued at its Fair Market Value on the date of exercise, or (iii) by a combination of (i) and
(ii) at the discretion of the Committee. The Committee in its sole discretion may also permit payment of the purchase price upon exercise of any Option to be made by (i) having shares withheld from the total number of shares of Common Stock to be delivered upon exercise or (ii) delivering a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price.

     3. The minimum number of shares with respect to which this option may be exercised at any one time is ten (10) except as to an installment subject to exercise, as set forth in paragraph 1, which amounts to fewer than ten (10) shares, in which case, as to the exercise of that installment, the number of shares in such installment shall be the minimum number of shares.

     4. The Company may require any optionee, or any person to whom an option is transferred under paragraph 7, as a condition of exercising the option, to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock; provided, however, that the requirement of providing such written assurances, and any assurances given pursuant to the requirement, shall be inoperative if the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act"), or, if such shares are not then so registered, counsel to the Company has determined that such written assurances are not required in the circumstances under the then applicable federal or state securities laws.

     5. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the 1996 Plan, terminates on the date which is _______________ (_____) years from the date of the grant as defined in the 1996 Plan. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company and its subsidiaries for any reason, unless (a) such termination of employment is due to your permanent and total disability (within the meaning of Section 22(e)(3) of the Code), in which case the option shall terminate on the earlier of (i) the date which is _________________ (_____) years from the date of the grant as defined in the 1996 Plan or (ii) the later of (A) the date which is three (3) months after such termination of employment or (B) in the event you die during the period specified in (A) following such termination of employment, one (1) year following the date of your death; (b) such termination of employment is due to your death, in which case the option shall terminate on the earlier of the date which is _______________ (_____) years from the date of the grant as defined in the 1996 Plan or the date which is one (1) year after your death; or (c) such termination of employment is for cause (as defined in the 1996 Plan) whereupon this option terminates immediately unless such option termination is waived by the Company. However, in any and all circumstances, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.

     6. This option may be exercised, to the extent specified above, by delivering ten (10) days' written notice of exercise together with the exercise price to the Secretary of the

Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Section 7.7 of the 1996 Plan.

     7. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

     8. Any notices provided for in this option or the 1996 Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

     9. This option is subject to all the provisions of the 1996 Plan, a copy of which is attached hereto, and its provisions are hereby made a part of this option, including without limitation, the provisions of Section 9 of the 1996 Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the 1996 Plan. In the event of any conflict between the provisions of this option and those of the 1996 Plan, the provisions of the 1996 Plan shall control.

     10. The Company is not providing you with advice, warranties, or representations regarding any of the legal or tax effects to you with respect to this grant. You are encouraged to seek legal and tax advice from your own legal and tax advisers as soon as possible.

     11. By accepting this grant and the shares of Common Stock covered thereby, and by signing this instrument, you acknowledge that you are familiar with the terms of the grant and the 1996 Plan, that you have been encouraged by the Company to discuss the grant and the 1996 Plan with your own legal and tax advisers, and that you agree to be bound by the terms of the grant and the 1996 Plan.

     12. You acknowledge that federal and state income and payroll tax may apply upon certain events related to the shares acquired upon exercise of this option. You agree that such withholding may be accomplished with respect to the cash compensation (if any) due to you from the Company. If withholding pursuant to the foregoing sentence is insufficient (in the sole judgment of the Company) to satisfy the full withholding obligation, you agree that at the election of the Company either: (a) you will pay over to the Company the amount of cash or, if permitted by applicable law and acceptable to the Company, property with a value necessary to satisfy such remaining withholding obligation on the date the option is exercised or at a time thereafter specified in writing by the Company; or (b) the Company may if permitted by applicable law withhold an amount of optioned shares equal in value (as of the date of option exercise) to the amount of the remaining withholding obligation. Upon due notice from you and if permitted by applicable law, the Company may satisfy the entire withholding obligation by withholding shares as provided in (b) above in lieu of withholding from your cash compensation.

          Dated this ____ day of _______________.

                              Very truly yours,

                              GLOBAL ONE DISTRIBUTION &
                              MERCHANDISING INC.


                              By ____________________________________________
                              Duly authorized on behalf of
                              the Compensation Committee
                              of the Board of Directors


The undersigned:

          (a) Acknowledges receipt of the foregoing option and understands that all rights and liabilities with respect to this option are set forth in the option and the 1996 Plan; and

          (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned Optionee and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject.

                              _______________________________________________
                              Optionee

                              Address: ______________________________________


                              _______________________________________________


Attachments:

1996 Stock Option Plan

                  GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
                           NON-QUALIFIED STOCK OPTION
                        (EMPLOYEE AND EMPLOYEE DIRECTOR)


_________________________, Optionee:

     GLOBAL ONE DISTRIBUTION & MERCHANDISING INC. (the "Company"), pursuant to its 1996 Stock Option Plan (the "1996 Plan") has this day granted to you, the Optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Capitalized terms not defined herein shall have the meanings assigned to them in the 1996 Plan.

          The details of your option are as follows:

          1. The total number of shares subject to this option is ____________________ (_____). Subject to the foregoing and the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows:

           Number of Shares                    Date of Earliest
             (Installment)                    Exercise (Vesting)
           ----------------                   ------------------






          2. (a) The exercise price of this option is _______________ ($_____) per share, which is not less than the Fair Market Value of the Common Stock on the date of the grant of this option.

               (b) The exercise price per share shall be paid upon exercise of all or any part of each installment which has become exercisable by you at the time the option is exercised (i) in cash, (ii) in Common Stock valued at its Fair Market Value on the date of exercise, or (iii) by a combination of
(i) and (ii) at the discretion of the Committee. The Committee in its sole discretion may also permit payment of the purchase price upon exercise of any Option to be made by (i) having shares withheld from the total number of shares of Common Stock to be delivered upon exercise or (ii) delivering a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price.

          3. The minimum number of shares with respect to which this option may be exercised at any one time is ten (10) except as to an installment subject to exercise, as set forth in paragraph 1, which amounts to fewer than ten (10) shares, in which case, as to the exercise of that installment, the number of shares in such installment shall be the minimum number of shares. This option may not be exercised so as to purchase fractional shares.

          4. The Company may require any optionee, or any person to whom an option is transferred under paragraph 7, as a condition of exercising the option, to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock; provided, however, that the requirement of providing such written assurances, and any assurances given pursuant to the requirement, shall be inoperative if the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act"), or, if such shares are not then so registered, counsel to the Company has determined that such written assurances are not required in the circumstances under the then applicable federal or state securities laws.

          5. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the 1996 Plan, terminates on the date which is _______________ (_____) years from the date of the grant as defined in the 1996 Plan. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company and its subsidiaries for any reason, unless
(a) such termination of employment is due to your permanent and total disability (within the meaning of Section 22(e)(3) of the Code), in which case the option shall terminate on the earlier of (i) the date which is _______________ (_____) years from the date of the grant as defined in the 1996 Plan or (ii) the date which is one (1) year after such termination of employment; (b) such termination of employment is due to your death, in which case the option shall terminate on the earlier of the date which is _______________ (_____) years from the date of the grant as defined in the 1996 Plan or the date which is six (6) months after your death; or (c) such termination of employment is for cause (as defined in the 1996 Plan) whereupon this option terminates immediately unless such option termination is waived by the Company. In the event you terminate employment other than for disability, death or cause, and in the event you die within the three (3) month period described above, this option may be exercised after your death during the one year period commencing with your termination of employment by the person or persons to whom your rights under this option pass by will or by the laws of descent and distribution. However, in any and all circumstances, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.

          6. This option may be exercised, to the extent specified above, by delivering ten (10) days' written notice of exercise together with the exercise price to the Secretary of the

Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Section 7.6 of the 1996 Plan.

          7. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

          8. Any notices provided for in this option or the 1996 Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

          9. This option is subject to all the provisions of the 1996 Plan, a copy of which is attached hereto, and its provisions are hereby made a part of this option, including without limitation, the provisions of Section 9 of the 1996 Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the 1996 Plan. In the event of any conflict between the provisions of this option and those of the 1996 Plan, the provisions of the 1996 Plan shall control.

          10. The Company is not providing you with advice, warranties, or representations regarding any of the legal or tax effects to you with respect to this grant. You are encouraged to seek legal and tax advice from your own legal and tax advisers as soon as possible.

          11. By accepting this grant and the shares of Common Stock covered thereby, and by signing this instrument, you acknowledge that you are familiar with the terms of the grant and the 1996 Plan, that you have been encouraged by the Company to discuss the grant and the 1996 Plan with your own legal and tax advisers, and that you agree to be bound by the terms of the grant and the 1996 Plan.

          12. You acknowledge that federal and state income and payroll tax may apply upon exercise of this option. You agree that such withholding may be accomplished with respect to the cash compensation (if any) due to you from the Company. If withholding pursuant to the foregoing sentence is insufficient (in the sole judgment of the Company) to satisfy the full withholding obligation, you agree that at the election of the Company either:
(a) you will pay over to the Company the amount of cash or, if permitted by applicable law and acceptable to the Company, property with a value necessary to satisfy such remaining withholding obligation on the date the option is exercised or at a time thereafter specified in writing by the Company; or (b) the Company may if permitted by applicable law withhold an amount of optioned shares equal in value (as of the date of option exercise) to the amount of the remaining withholding obligation.

Upon due notice from you and if permitted by applicable law, the Company may satisfy the entire withholding obligation by withholding shares as provided in (b) above in lieu of withholding from your cash compensation.

          Dated this ____ day of _______________.

                                   Very truly yours,


                                   GLOBAL ONE DISTRIBUTION &
                                   MERCHANDISING INC.


                                   By
                                     --------------------------
                                   Duly authorized on behalf of
                                   the Compensation Committee
                                   of the Board of Directors


The undersigned:

               (a) Acknowledges receipt of the foregoing option and understands that all rights and liabilities with respect to this option are set forth in the option and the 1996 Plan; and

               (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned Optionee and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject.


                                   -------------------------------------------
                                   Optionee

                                   Address:
                                           -----------------------------------

                                   -------------------------------------------


Attachments:

1996 Stock Option Plan